ARCHER MULTI CAP FUND

(ALSMX)

a Series of Archer Investment Series Trust

Supplement dated January 3, 2020

to the

Prospectus and Statement of Additional Information dated December 17, 2019

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This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Archer Multi Cap Fund (the “Fund”), a series of Archer Investment Series Trust (the “Trust”), dated January 3, 2020, updates certain information found in the Prospectus and SAI of the Fund dated December 17, 2019, as amended through January 3, 2020 as described below.

As to the Fund’s Prospectus:

1.

The section entitled “MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE”

The Advisor

Archer Investment Corporation, 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the advisor to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund pursuant to the terms of a Management Services Agreement with the Funds. The Advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Advisor was established in August 2005 in order to manage the Archer Balanced Fund a separately stated series of the Archer Investment Series Trust. Troy C. Patton, one of the Funds’ portfolio managers, is the controlling shareholder of the Advisor.

The Archer Multi Cap Fund is authorized to pay the Advisor a management fee equal to 0.50% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive and/or reimburse its management fee and/or certain of the Fund’s operating expenses, in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds) to 0.95% of the Archer Multi Cap Fund’s average daily net assets.  A contractual letter agreement reflecting each of these limits is in place through December 31, 2023 for the Archer Multi Cap Fund. The waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 0.95% with respect to the Archer Multi Cap Fund expense limitation.

The Funds’ Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.   A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Archer will be available in the Fund’s annual Report for the fiscal period ending August 31, 2020.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Portfolio Managers

Messrs. Troy Patton, Steven Demas and John Rosebrough have day-to-day responsibility for managing the Fund’s portfolio.  The investment decisions for the Funds typically are made jointly by Mr. Patton, Mr. Demas and Mr. Rosebrough, although Mr. Patton has ultimate decision-making authority.

Troy C. Patton.  As its founder and owner, Mr. Patton has been the Managing Director and Chief Investment Officer of the Archer Investment Corporation, the Advisor of each of the Archer Investment Series Trust portfolios for the past eleven (11) years.  In that capacity, Mr.

Patton directs the Fund’s day to day operations.  Mr. Patton also serves as the founder and owner of Patton & Associates, LLC.  Patton & Associates affiliates with CPA firms across the country and offers business valuation services to their clients.  Mr. Patton as an ABV, Accredited in Business Valuation, values companies generally under $200 million in value.  Prior to founding the advisor, Mr. Patton was the founder and president of Frontier Financial Holdings, Inc., an integrated financial services company offering investment services.  Frontier managed investment portfolios, lending services, business consulting services, and traditional CPA services through an affiliated entity.

Steven Demas.  Mr. Demas joined the advisor in April 2009 as a portfolio manager.  Mr. Demas was previously employed at Morgan Stanley, serving as a Vice President from 2000-2009 and a Sales Manager from 2007-2009 leading over 50 financial advisors.  From 1994-2000, Mr. Demas was employed by Raffensberger & Hughes/National City Investments as a financial advisor.  Since 2009, Mr. Demas has participated as a portfolio manager of each of the separately stated series of the Archer Investment Series Trust.   He has had substantial experience managing non-discretionary brokerage accounts since 2000, representing over $100 million in assets.  Mr. Demas graduated from Indiana University in 1989 with a business degree in marketing.

John W. Rosebrough, CFA   Mr. Rosebrough joined the advisor in July 2010.  Prior to joining the advisor, Mr. Rosebrough managed investment portfolios for high net worth individuals at Biechele Royce Advisors.  From 2005-2009 Mr. Rosebrough served as a Portfolio Manager and Investment Analyst for Wallington Asset Management where he was a member of the Investment Committee responsible for the selection of equity and fixed income investments, was the co-manager of firm's fixed income model and served as the firm's Chief Compliance Officer.  Mr. Rosebrough was a Senior Fixed Income Specialist with Schwab Capital Markets Fixed Income & Specialized Products Group from 1999-2005 and was a financial advisor with National City Investments from 1995-1999. Mr. Rosebrough graduated from Indiana University in 1995 with a degree in economics and obtained the Chartered Financial Analyst (CFA) designation in 2001.

The Statement of Additional Information provides additional information about the Investment Professionals’ compensation, other accounts managed by the Investment Professionals and the Investment Professionals’ investments in the Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you invest in the Fund indirectly through an intermediary such as a financial services agent (rather than directly with the Fund through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier).

Certain financial services agents may enter into agreements with the Fund or its agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Adviser, at its own expense and out of its legitimate profits, may pay financial services agents to help cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents on behalf of the Fund.

As to the Fund’s SAI:

2.

The section entitled “INVESTMENT ADVISOR”

The Advisor of each of the Archer Funds is the Archer Investment Corporation. Archer Investment Corporation has also been the investment Advisor of the Archer Balanced Fund and its Predecessor Fund since the inception of that fund on September 27, 2005.  The Funds’ primary portfolio manager, Troy Patton, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Archer Balanced Fund and its Predecessor Fund since its inception in 2005.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Archer Multi Cap Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Archer Multi Cap Fund.  The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 0.95% of its average daily net assets of the Archer Multi Cap Fund.  The contractual agreement is in effect through December 31, 2023.  The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Messrs. Troy C. Patton, Steven Demas and John Rosebrough have day-to-day responsibility for managing the Funds’ portfolio. The investment decisions for the Funds typically are made jointly by Mr. Patton, Mr. Demas and Mr. Rosebrough, although Mr. Patton has ultimate decision-making authority with respect to such decisions

Troy C. Patton, Managing Director of the Advisor, serves as the portfolio manager of the Funds and has primary responsibility for making investment decisions for the Funds (“Portfolio Manager”). As of August 31, 2019, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Troy C. Patton	Investment Companies: 4 Pooled Investment Vehicles: 0 Other Accounts: 1600	$80,000,000 N/A $280,000,000	N/A N/A N/A	N/A N/A N/A

Mr. Patton is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor.  As of August 31, 2019, Mr. Patton beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Troy C. Patton	Archer Balanced Fund $100,001-$500,000 Archer Income Fund $100,001-$500,000 Archer Stock Fund $50,001-$100,000 Archer Dividend Growth Fund $100,001-$500,000 Archer Multi Cap Fund None

As of August 31, 2019, Mr. Demas, jointly responsible for the Funds’ portfolio management, was also responsible for the management of the following types of accounts, in addition to the Funds:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Steven Demas	Investment Companies: 4 Pooled Investment Vehicles: 0 Other Accounts: 156	$80,000,000 N/A $22,000,000	N/A N/A N/A	N/A N/A N/A

Mr. Demas is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor.  As of August 31, 2019, Mr. Demas beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Steve Demas	Archer Balanced Fund $10,001 - $50,000 Archer Dividend Growth Fund $10,001 - $50,000 Archer Stock Fund $10,001 - $50,000 Archer Income Fund None Archer Multi Cap Fund None

As of August 31, 2019, Mr. Rosebrough, is jointly responsible for the Funds’ portfolio management, was also responsible for the management of the following types of accounts.

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
John Rosebrough	Investment Companies: 4 Pooled Investment Vehicles: 0 Other Accounts: 14	$80,000,000 N/A $21,000,000	N/A N/A N/A	N/A N/A N/A

Mr. Rosebrough is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor.  As of August 31, 2019, Mr. Rosebrough the Portfolio Managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
John Rosebrough	Archer Balanced Fund $10,001- $50,000 Archer Income Fund None Archer Stock Fund None Archer Dividend Growth Fund None Archer Multi Cap Fund None

As set forth above, the Portfolio Managers provides investment advisory and other services to clients other than the Fund.  In addition, the Portfolio Managers may carry on investment activities for their own account(s) and/or the accounts of immediate family members.  The Fund has no interest in these activities.  As a result of the foregoing, the Portfolio Managers are engaged in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Managers’ differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Managers commit to such investment.  There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts.  For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor.  When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and reduce commissions in order to benefit the Fund and other client accounts.  In the event that the Advisor wants to purchase or sell the same security for the Fund and multiple client accounts on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.  To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  Pursuant to the Code of Ethics adopted by the of the Trust and the Advisor, the Portfolio Managers are prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Managers are prohibited from competing with the Fund in connection with such transactions.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.